EXHIBIT 10.7


                                AMENDMENT NO. 1
                                      TO
                   EMPLOYMENT AND NON-COMPETITION AGREEMENT

      This Amendment No. 1 to Employment and Non-Competition Agreement (this "Agreement") is made as of the 1st day of April, 2000, by and between Horizon Offshore, Inc., a Delaware corporation (the "Company"), and Bill J. Lam (the "Employee").

                             W I T N E S S E T H:

      WHEREAS, the Company has entered into an Employment and Non-Competition Agreement with the Employee dated as of January 1, 1998 (the "Employment Agreement"); and

      WHEREAS, the Company and the Employee have agreed to certain changes to the Employment Agreement, effective April 1, 2000, as set forth herein.

      NOW THEREFORE, the Company and the Employee agree as follows:

      Section 1.  AMENDMENTS.

            (a) Paragraph 2(a) of the Employment Agreement is hereby amended to read in its entirety as follows:

      "2. TERM. (a) Subject to the provisions for termination as hereinafter provided, Employee's employment pursuant to the terms of this Agreement shall be for the period expiring on June 30, 2003. Such period of employment is referred to herein as the "Employment Term.""

      Section 2. (b) Paragraph 4 of the Employment Agreement is hereby amended to read in its entirety as follows:

      "4. COMPENSATION AND BENEFITS. The Company will provide or will cause to be provided to Employee a minimum annual base salary of $300,000 appropriately pro rated for periods of less than a full calendar year. The Employee shall be entitled to all benefits and perquisites provided to similarly situated employees of the Company."

      2. MISCELLANEOUS.

            (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Employment Agreement, all of which are ratified

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      and affirmed by the Company and the Employee in all respects and shall continue in full force and effect.

      (b) This Amendment, including the validity hereof and the rights and obligations of the parties hereunder, shall be construed in accordance with and governed by the laws of the State of Texas.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and signed as of the date indicated above.

                                    HORIZON OFFSHORE, INC.



                                    By:_____________________________
                                             David W. Sharp
                                          Executive Vice President

                                    EMPLOYEE:



                                    _________________________________
                                              Bill J. Lam


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